Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicente B. Wright, in my capacity as the President and Chief Executive Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q for the nine month period ending September 30, 2003, filed by California Steel Industries, Inc., on October 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: October 31, 2003

By:	/s/ VICENTE B. WRIGHT

Vicente B. Wright, President and Chief Executive Officer

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